UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21569

                          Pioneer Asset Allocation Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2017 through January 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

        Pioneer Solutions -- Balanced Fund

        Semiannual Report | January 31, 2018


        Ticker Symbols:

        Class A PIALX
        Class C PIDCX
        Class R BALRX
        Class Y IMOYX


[LOGO]    Amundi Pioneer
        ================
        ASSET MANAGEMENT
visit us: www.amundipioneer.com

Table of Contents

President's Letter                               2

Portfolio Management Discussion                  4

Portfolio Summary                               10

Prices and Distributions                        11

Performance Update                              12

Comparing Ongoing Fund Expenses                 20

Schedule of Investments                         22

Financial Statements                            25

Notes to Financial Statements                   34

Additional Information                          52

Trustees, Officers and Service Providers        54


              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. As history has demonstrated time and time again, what goes down, eventually bounces back, and this period has not been any different.

Our view is that the pause in the market's near-continuous upward momentum over the previous 15 months presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. remained well above 2% in the fourth quarter of 2017, after rising to better than 3% in the second and third quarters.

In the fixed-income markets, we believe investors should position their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable business models. Over its nine decades of existence -- a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes -- the Fund has been well-served by this investment approach.

2 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
January 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 3

Portfolio Management Discussion | 1/31/18

In the following interview, portfolio managers Kenneth Taubes and Marco Pirondini discuss the market environment and the investment strategies applied to Pioneer Solutions -- Balanced Fund over the six-month period ended January 31, 2018. Working out of our Boston office, Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer, assumed responsibility for the day-to-day management of Pioneer Solutions --Balanced Fund on January 26, 2018. Prior to January 26, 2018, the Fund's management team was comprised of Paul Weber, John O'Toole, and Salvatore Buono, working out of Amundi Pioneer's office in Dublin, Ireland.

Q How did the Fund perform during the six-month period ended January 31, 2018?

A The Fund's Class A shares returned 6.87% at net asset value during the six-month period ended January 31, 2018, while the Fund's current blended benchmark returned 7.94% and the Fund's previous blended benchmark returned 6.41%*. During the same period, the Fund's market benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Morgan Stanley Capital International Index (MSCI) World ND Index1, returned -0.36% and 13.73%, respectively, while the average return of the 472 mutual funds in Morningstar's World Allocation Funds category was 8.05%.

Q How would you characterize the economic and market backdrop during the six-month period ended January 31, 2018?

A For much of the period, valuations for so-called "risk" assets were propelled higher by a backdrop of synchronized positive growth across major global economies, as conditions in Europe and Japan continued to strengthen.

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

* Effective January 26, 2018, the Fund's blended benchmark is comprised of 60% MSCI World ND Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. Prior to January 26, 2018, the blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

4 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

     In the U.S., after weighing in at a modest 1.2% for the first quarter of 2017, gross domestic product (GDP) growth was measured at 3.0%, 3.1%, and 2.6% over the succeeding three quarters of 2017. Corporate profit growth remained robust, while U.S. unemployment was gauged at 4.1% between October of 2017 and January of 2018, arguably reflecting an environment of full employment. Risk assets were provided a further boost in December 2017 as the U.S. Congress passed legislation lowering the corporate tax rate from 35% to 21%, while also providing a window for companies to repatriate cash held overseas on favorable terms.

     Given the improvement in the U.S. economy, the U.S. Federal Reserve (the
     Fed) began to taper its bond portfolio in October, and in December instituted its third incremental interest-rate hike of 2017. Treasury yields rose along the length of the yield curve for the six-month period ended January 31, 2018, with the largest increases on shorter maturities. To illustrate, the two-year Treasury yield rose from 1.34% to 2.14% during the period, while the 30-year yield rose modestly, from 2.89% to 2.95%.

     Over the six months, global equities in aggregate returned 13.73%, as measured by the MSCI World ND Index. The U.S. equity market returned 15.42%, as measured by the Standard & Poor's 500 Index, while developed market international equities returned 12.25%, as gauged by the MSCI Europe, Australasia, Far East Index. Emerging markets equities were very strong during the period, returning 18.67%, as indicated by the MSCI Emerging Markets Index.

     Within the U.S. equity market, growth stocks outperformed value, and large-cap stocks outperformed their small-cap counterparts. Fixed-income markets were weaker, however, as the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used measure of the performance of the investment-grade U.S. bond market, returned -0.36% for the six-month period.

Q What were the considerations and tactical shifts that were applied to the Fund in allocating assets during the six-month period ended January 31, 2018?

A As of January 26, 2018, the former Pioneer Solutions -- Conservative Fund and Pioneer Solutions -- Growth Fund were reorganized into Pioneer Solutions -- Balanced Fund, with shareholders of both funds receiving shares of Pioneer Solutions -- Balanced Fund. In conjunction with the reorganization, our team assumed responsibility for the day-to-day management of the Fund's portfolio.

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 5

     In broad terms, the Fund was positioned with a constructive view on risk assets over the six-month period. The extent of the Fund's overweight risk posture fluctuated during the period, peaking in late September before being trimmed in December 2017. Within the equity allocation, for most of the period the Fund's holdings were tilted toward Europe and Japan, relative to the U.S. On a style basis, the Fund's holdings reflected a preference for value relative to growth within the U.S. equity allocation. The portfolio also had some tactical positions in the emerging markets over the period, including in Korea, Russia, and China.

     With respect to the portfolio's fixed-income allocation, the Fund had an overweight exposure to credit-sensitive debt over the six-month period, as the incremental income available in the credit markets relative to other asset classes remained attractive. In terms of overall portfolio duration and corresponding sensitivity to changes in interest rates, the Fund had a conservative stance relative to the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index) for the majority of the period. However, in December the Fund's duration was moved closer to a neutral position relative to the Bloomberg Barclays Index. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)

Q Which factors contributed positively to the Fund's benchmark-relative returns during the six-month period ended January 31, 2018, and which factors detracted from relative performance?

A Security selection results within the Fund's exposure to global equities, particularly an allocation in Pioneer Global Equity Fund, contributed positively to relative performance. The Fund's overweight allocation to European and Japanese equities also aided relative returns, as those markets experienced strong performance over the six-month period. A relative value trade in which the Fund had a long position in European automobile companies versus the broader European equity market also performed well and aided the Fund's results.

     With respect to the Fund's fixed-income allocation, security selection within the U.S. was a positive contributor to returns, as both the core and flexible bond investment strategies outperformed. A relative value trade in which the Fund had a long position in the 10-year German bund relative to the comparable-maturity U.S. Treasury bond also contributed positively to performance, as did a long position in the Malaysian ringgit versus the U.S. dollar (USD).

     On the downside, security selection within the Fund's U.S. equity allocation constrained performance. A number of relative value trades also acted as drags on the Fund's returns. Specifically, a long position in U.S. versus

6 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

     European interest rates, a long position in German equities relative to the broader European equity market, and a long position in the USD versus the euro each detracted from the Fund's performance.

Q Did the Fund use derivative investments during the six-month period ended January 31, 2018? If so, did the derivatives have any effect on relative returns?

A During the period, the Fund used derivatives in an effort to execute the management team's investment strategies in an efficient manner, including to gain or trim portfolio market exposures and to implement relative-value trades. In particular, during the six-month period we used derivatives to manage the portfolio's overlay duration and corresponding interest-rate sensitivity. As noted earlier, duration positioning had a neutral effect on relative performance.

Q What factors are you watching most closely as you determine strategy for the Fund going forward?

A Looking ahead to a new fiscal period for the Fund, we expect risk sentiment in the markets to continue to be supported by strong economic fundamentals. However, it would not be surprising to see an increase in volatility as we approach the end of a very long cycle of low interest rates and accommodative monetary policies from most global central banks. In addition, risk assets have experienced a lengthy period of inflows, which has led to extended valuations. This suggests that future returns are likely to be subdued relative to the recent past, and even compared with long-term averages.

     In managing the Fund, we will continue to utilize a broad selection of mutual funds in seeking to gain the desired portfolio exposures to U.S. equities, international equities, bonds, and cash, while targeting an overall asset allocation of 60% equity/40% fixed income going forward.

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 7

Please refer to the Schedule of Investments on pages 22-24 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Solutions -- Balanced Fund is a "fund-of-funds" which seeks to achieve its investment objectives by primarily investing in mainly funds managed by Amundi Pioneer or one of its affiliates, rather than direct position in securities. The Fund's performance depends on the adviser's skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Fund's operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Investments in equity securities are subject to price fluctuation.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolios invests in real estate investment trust (REIT) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

8 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Derivatives may have a leveraging effect on the Fund.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Funds to magnified losses if an underlying fund's investments decline in value. The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund's yield will go down. These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before making an investment in any fund, you should consider all the risks associated with it.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing each fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 9

Portfolio Summary | 1/31/18

                               Asset Allocations
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Bonds                                   38.5%
International Equities                  31.5%
U.S. Equities                           30.0%


Actual Portfolio Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

Bonds
--------------------------------------------------------
Pioneer Strategic Income Fund Class K             10.60%
--------------------------------------------------------
Pioneer Bond Fund Class K                          9.43
--------------------------------------------------------
Pioneer Multi-Asset Income Fund Class K            4.21
--------------------------------------------------------
Pioneer Multi-Asset Ultrashort Income
 Fund Class K                                      4.02
--------------------------------------------------------
Doubleline Total Return Bond Fund Class I          2.63
--------------------------------------------------------
Pioneer Flexible Opportunity Fund Class Y          2.12
--------------------------------------------------------
Western Asset Core Plus Bond Fund
 Class IS                                          1.78
--------------------------------------------------------
MFS Total Return Bond Fund Class I                 1.75
--------------------------------------------------------
Pioneer Dynamic Credit Fund Class Y                0.88
--------------------------------------------------------
Pioneer Global High Yield Fund Class Y             0.59
--------------------------------------------------------
Metropolitan West Total Return Bond
 Fund Class I                                      0.51
--------------------------------------------------------
Pioneer High Yield Fund Class Y                    0.02
--------------------------------------------------------
International Equities
--------------------------------------------------------
Pioneer International Equity Fund
 Class Y                                          18.13%
--------------------------------------------------------
Pioneer Global Equity Fund Class K                12.32
--------------------------------------------------------
JOHCM Asia Ex-Japan Equity Fund
 Class IS                                          1.06
--------------------------------------------------------
U.S. Equities
--------------------------------------------------------
Pioneer Disciplined Value Fund Class Y             7.53%
--------------------------------------------------------
Pioneer Mid Cap Value Fund Class K                 5.89
--------------------------------------------------------
Pioneer Fundamental Growth Fund
 Class K                                           5.57
--------------------------------------------------------
Pioneer Core Equity Fund Class Y                   5.38
--------------------------------------------------------
Pioneer Fund Class Y                               4.79
--------------------------------------------------------
Oak Ridge Small Cap Growth Fund
 Class K                                           0.79
--------------------------------------------------------

Annual and semiannual reports for the underlying Pioneer funds may be obtained on the funds' web page(s) at amundipioneer.com.

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

Prices and Distributions | 1/31/18

Net Asset Value per Share
          Class                   1/31/18                 7/31/17
-----------------------------------------------------------------------
            A                     $12.48                  $11.89
-----------------------------------------------------------------------
            C                     $11.48                  $10.92
-----------------------------------------------------------------------
            R                     $12.41                  $11.83
-----------------------------------------------------------------------
            Y                     $12.65                  $12.06
-----------------------------------------------------------------------

Distributions per Share: 8/1/17--1/31/18
--------------------------------------------------------------------------------------
                          Net Investment        Short-Term              Long-Term
          Class              Income            Capital Gains           Capital Gains
--------------------------------------------------------------------------------------
            A               $0.2221                $ --                    $ --
--------------------------------------------------------------------------------------
            C               $0.1393                $ --                    $ --
--------------------------------------------------------------------------------------
            R               $0.2056                $ --                    $ --
--------------------------------------------------------------------------------------
            Y               $0.2472                $ --                    $ --
--------------------------------------------------------------------------------------


Index Definitions
------------------------------------------------------------
The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-19.

Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 11

Performance Update | 1/31/18                                      Class A Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions -- Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's current and former blended benchmarks.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

                                                                Pioneer
                                Bloomberg                       Solutions -
                Pioneer         Barclays                        Current and
                Solutions -     U.S.                            Former
                Balanced        Aggregate       MSCI World      Blended
Dates           Fund            Bond Index      ND Index        Benchmark**
1/08            $ 9,425         $10,000         $10,000         $10,000
1/09            $ 6,568         $10,259         $ 5,857         $ 7,825
1/10            $ 8,667         $11,131         $ 7,999         $ 9,577
1/11            $10,007         $11,695         $ 9,537         $10,774
1/12            $10,062         $12,708         $ 9,251         $11,108
1/13            $11,030         $13,036         $10,723         $12,144
1/14            $12,168         $13,052         $12,447         $13,109
1/15            $12,804         $13,916         $13,318         $14,010
1/16            $12,224         $13,893         $12,641         $13,679
1/17            $13,122         $14,095         $14,804         $14,926
1/18            $14,860         $14,398         $18,627         $16,917



Average Annual Total Returns
(As of January 31, 2018)
------------------------------------------------------------------------------------------------------------------------------------
                                                Current Blended           Former Blended
                                                Benchmark                 Benchmark
                                 Public         (60% MSCI World ND        (50% MSCI World ND         Bloomberg
                 Net Asset       Offering       Index/40% Bloomberg       Index/50% Bloomberg        Barclays
                 Value           Price          Barclays Aggregate        Barclays U.S. Aggregate    U.S. Aggregate     MSCI World
Period           (NAV)           (POP)          Bond Index)               Bond Index)                Bond Index         ND Index
------------------------------------------------------------------------------------------------------------------------------------
10 years         4.66%           4.04%          5.67%                     5.40%                      3.71%               6.42%
5 years          6.14            4.89           7.84                      6.85                       2.01               11.68
1 year           13.25           6.74           15.85                     13.34                      2.15               25.83
------------------------------------------------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
---------------------------------------------------
Gross
---------------------------------------------------
1.36%
---------------------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** From January 31, 2008 through January 25, 2018, the Fund's former blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays Aggregate Bond Index. On January 26, 2018, the Fund's current blended benchmark changed to a mix of 60% MSCI World ND Index/40% Bloomberg Barclays Aggregate Bond Index.The mountain chart above reflects the growth of a single $10,000 investment in the Fund's blended benchmark over a 10-year period beginning in January 2008, and includes calculations for the Fund's former blended benchmark from January 2008 through January 25, 2018, and for the Fund's current blended benchmark from January 26 through January 31, 2018.


(Please see the following page for additional performance and expense disclosure)

12 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Effective January 26, 2018, the Fund compares its performance to a blended benchmark consisting of 60% MSCI World ND Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "current blended benchmark" shown in the performance table on the previous page). Prior to January 26, 2018, the Fund compared its performance to a blended benchmark consisting of 50% MSCI World ND Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index (the "former blended benchmark" shown in the performance table on the previous page). Amundi Pioneer believes that the current blended benchmark better reflects the Fund's investment strategies.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 13

Performance Update | 1/31/18                                      Class C Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's current and former blended benchmarks.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                                Pioneer
                                Bloomberg                       Solutions -
                Pioneer         Barclays                        Current and
                Solutions -     U.S.                            Former
                Balanced        Aggregate       MSCI World      Blended
                Fund            Bond Index      ND Index        Benchmark**
1/08            $10,000         $10,000         $10,000         $10,000
1/09            $6,915          $10,259         $5,857          $7,825
1/10            $9,057          $11,131         $7,999          $9,577
1/11            $10,381         $11,695         $9,537          $10,774
1/12            $10,360         $12,708         $9,251          $11,108
1/13            $11,275         $13,036         $10,723         $12,144
1/14            $12,362         $13,052         $12,447         $13,109
1/15            $12,915         $13,916         $13,318         $14,010
1/16            $12,248         $13,893         $12,641         $13,679
1/17            $13,061         $14,095         $14,804         $14,926
1/18            $14,667         $14,398         $18,627         $16,917


Average Annual Total Returns
(As of January 31, 2018)
---------------------------------------------------------------------------------------------------------------------
                                      Current Blended       Former Blended
                                      Benchmark             Benchmark
                                      (60% MSCI World ND    (50% MSCI World ND         Bloomberg
                                      Index/40% Bloomberg   Index/50% Bloomberg        Barclays
             If          If           Barclays Aggregate    Barclays U.S. Aggregate    U.S. Aggregate     MSCI World
Period       Held        Redeemed     Bond Index)           Bond Index)                Bond Index         ND Index
---------------------------------------------------------------------------------------------------------------------
10 years     3.90%       3.90%        5.67%                 5.40%                      3.71%               6.42%
5 years      5.40        5.40         7.84                  6.85                       2.01               11.68
1 year      12.29       12.29        15.85                 13.34                       2.15               25.83
---------------------------------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
---------------------------------------
Gross
---------------------------------------
2.06%
---------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** From January 31, 2008 through January 25, 2018, the Fund's former blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays Aggregate Bond Index. On January 26, 2018, the Fund's current blended benchmark changed to a mix of 60% MSCI World ND Index/40% Bloomberg Barclays Aggregate Bond Index.The mountain chart above reflects the growth of a single $10,000 investment in the Fund's blended benchmark over a 10-year period beginning in January 2008, and includes calculations for the Fund's former blended benchmark from January 2008 through January 25, 2018, and for the Fund's current blended benchmark from January 26 through January 31, 2018.


(Please see the following page for additional performance and expense disclosure)

14 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Effective January 26, 2018, the Fund compares its performance to a blended benchmark consisting of 60% MSCI World ND Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "current blended benchmark" shown in the performance table on the previous page). Prior to January 26, 2018, the Fund compared its performance to a blended benchmark consisting of 50% MSCI World ND Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index (the "former blended benchmark" shown in the performance table on the previous page). Amundi Pioneer believes that the current blended benchmark better reflects the Fund's investment strategies.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 15

Performance Update | 1/31/18                                      Class R Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's current and former blended benchmarks.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                                                                                        Pioneer
                                        Bloomberg                                       Solutions -
                Pioneer                 Barclays                                        Current and
                Solutions -             U.S.                                            Former
                Balanced                Aggregate               MSCI World              Blended
                Fund                    Bond Index              ND Index                Benchmark**
1/08            $10,000                 $10,000                 $10,000                 $10,000
1/09            $ 6,968                 $10,259                 $5,857                  $7,825
1/10            $ 9,196                 $11,131                 $7,999                  $9,577
1/11            $10,618                 $11,695                 $9,537                  $10,774
1/12            $10,676                 $12,708                 $9,251                  $11,108
1/13            $11,703                 $13,036                 $10,723                 $12,144
1/14            $12,910                 $13,052                 $12,447                 $13,109
1/15            $13,585                 $13,916                 $13,318                 $14,010
1/16            $12,972                 $13,893                 $12,641                 $13,679
1/17            $13,891                 $14,095                 $14,804                 $14,926
1/18            $15,679                 $14,398                 $18,627                 $16,917

Average Annual Total Returns
(As of January 31, 2018)
-----------------------------------------------------------------------------------------------------------------------
                               Current Blended          Former Blended
                               Benchmark                Benchmark
                               (60% MSCI World ND       (50% MSCI World ND              Bloomberg
                               Index/40% Bloomberg      Index/50% Bloomberg             Barclays
               Net Asset       Barclays Aggregate       Barclays U.S. Aggregate         U.S. Aggregate     MSCI World
Period         Value (NAV)     Bond Index)              Bond Index)                     Bond Index         ND Index
-----------------------------------------------------------------------------------------------------------------------
10 years       4.60%           5.67%                    5.40%                           3.71%               6.42%
5 years        6.03            7.84                     6.85                            2.01               11.68
1 year         12.88           15.85                    13.34                           2.15               25.83
-----------------------------------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
---------------------------------------
Gross              Net
---------------------------------------
2.06%              1.58%
---------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** From January 31, 2008 through January 25, 2018, the Fund's former blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays Aggregate Bond Index. On January 26, 2018, the Fund's current blended benchmark changed to a mix of 60% MSCI World ND Index/40% Bloomberg Barclays Aggregate Bond Index. The mountain chart above reflects the growth of a single $10,000 investment in the Fund's blended benchmark over a 10-year period beginning in January 2008, and includes calculations for the Fund's former blended benchmark from January 2008 through January 25, 2018, and for the Fund's current blended benchmark from January 26 through January 31, 2018.

(Please see the following page for additional performance and expense disclosure)

16 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Effective January 26, 2018, the Fund compares its performance to a blended benchmark consisting of 60% MSCI World ND Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "current blended benchmark" shown in the performance table on the previous page). Prior to January 26, 2018, the Fund compared its performance to a blended benchmark consisting of 50% MSCI World ND Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index (the "former blended benchmark" shown in the performance table on the previous page). Amundi Pioneer believes that the current blended benchmark better reflects the Fund's investment strategies.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 17

Performance Update | 1/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's current and former blended benchmarks.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                                                        Pioneer
                                        Bloomberg                                       Solutions -
                Pioneer                 Barclays                                        Current and
                Solutions -             U.S.                                            Former
                Balanced                Aggregate               MSCI World              Blended
                Fund                    Bond Index              ND Index                Benchmark***
1/08            $5,000,000              $5,000,000              $5,000,000              $5,000,000
1/09            $3,514,182              $5,129,387              $2,928,467              $3,912,524
1/10            $4,672,245              $5,565,717              $3,999,730              $4,788,497
1/11            $5,417,083              $5,847,363              $4,768,300              $5,387,066
1/12            $5,465,991              $6,353,866              $4,625,648              $5,554,056
1/13            $6,009,168              $6,518,153              $5,361,561              $6,071,910
1/14            $6,648,060              $6,526,250              $6,223,273              $6,554,351
1/15            $7,014,726              $6,957,796              $6,658,805              $7,004,767
1/16            $6,715,859              $6,946,669              $6,320,428              $6,839,485
1/17            $7,228,772              $7,047,589              $7,401,941              $7,462,831
1/18            $8,203,027              $7,199,035              $9,313,585              $8,458,485

Average Annual Total Returns
(As of January 31, 2018)
-------------------------------------------------------------------------------------------------------------------
                               Current Blended           Former Blended
                               Benchmark                 Benchmark
                               (60% MSCI World ND        (50% MSCI World ND         Bloomberg
                               Index/40% Bloomberg       Index/50% Bloomberg        Barclays
              Net Asset        Barclays Aggregate        Barclays U.S. Aggregate    U.S. Aggregate     MSCI World
Period        Value (NAV)      Bond Index)               Bond Index)                Bond Index         ND Index
-------------------------------------------------------------------------------------------------------------------
10 years      5.08%             5.67%                      5.40%                    3.71%                6.42%
5 years       6.42              7.84                       6.85                     2.01                11.68
1 year       13.48             15.85                      13.34                     2.15                25.83
-------------------------------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
---------------------------------------
Gross
---------------------------------------
1.15%
---------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

*** From January 31, 2008 through January 25, 2018, the Fund's former blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays Aggregate Bond Index. On January 26, 2018, the Fund's current blended benchmark changed to a mix of 60% MSCI World ND Index/40% Bloomberg Barclays Aggregate Bond Index. The mountain chart above reflects the growth of a single $5,000,000 investment in the Fund's blended benchmark over a 10-year period beginning in January 2008, and includes calculations for the Fund's former blended benchmark from January 2008 through January 25, 2018, and for the Fund's current blended benchmark from January 26 through January 31, 2018.

(Please see the following page for additional performance and expense disclosure)

18 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Effective January 26, 2018, the Fund compares its performance to a blended benchmark consisting of 60% MSCI World ND Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "current blended benchmark" shown in the performance table on the previous page). Prior to January 26, 2018, the Fund compared its performance to a blended benchmark consisting of 50% MSCI World ND Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index (the "former blended benchmark" shown in the performance table on the previous page). Amundi Pioneer believes that the current blended benchmark better reflects the Fund's investment strategies.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [ ] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on actual returns from August 1, 2017 through January 31, 2018.

--------------------------------------------------------------------------------
Share Class                 A               C              R              Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00       $1,000.00     $1,000.00
Value on 8/1/17
--------------------------------------------------------------------------------
Ending Account Value     $1,068.70      $1,064.30       $1,066.80     $1,069.80
(after expenses)
on 1/31/18
--------------------------------------------------------------------------------
Expenses Paid            $    3.60      $    7.23       $    4.22     $    2.66
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.69%, 1.39%, 0.83% and 0.51% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $7.14, $10.77, $7.87 and $6.21 for Class A, C, R and Y shares, respectively, based on the respective expense ratio for each class of 1.37%, 2.07%, 1.51% and 1.19%.

20 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2017 through January 31, 2018.

--------------------------------------------------------------------------------
Share Class                 A               C              R              Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00       $1,000.00     $1,000.00
Value on 8/1/17
--------------------------------------------------------------------------------
Ending Account Value     $1,021.73      $1,018.20       $1,021.12     $1,022.63
(after expenses)
on 1/31/18
--------------------------------------------------------------------------------
Expenses Paid            $    3.52      $    7.07       $    4.13     $    2.60
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.69%, 1.39%, 0.83% and 0.51% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.97, $10.51, $7.68 and $6.06 for Class A, C, R and Y shares, respectively, based on the respective expense ratio for each class of 1.37%, 2.07%, 1.51% and 1.19%.


             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 21

Schedule of Investments | 1/31/18 (unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                Change
                                                                in Net
                                                 Net            Unrealized      Capital
                                                 Realized       Appreciation    Gain              Dividend
Shares                                           Gain (Loss)    (Depreciation)  Distributions     Income         Value
------------------------------------------------------------------------------------------------------------------------------
                AFFILIATED ISSUERS -- 83.0%*
                MUTUAL FUNDS -- 83.0%
 4,876,375      Pioneer Bond Fund                $ (6,942)      $ (629,234)     $          --     $  245,343     $  46,959,491
                  Class K
 1,216,438      Pioneer Core Equity Fund               --         8,253,710           331,335         57,793        26,798,127
                  Class Y
 2,230,779      Pioneer Disciplined Value          15,312         2,057,498         1,090,887        116,607        37,477,087
                  Fund Class Y
  465,490       Pioneer Dynamic Credit             (8,531)          (71,895)               --        102,517         4,361,645
                  Fund Class Y
  732,218       Pioneer Flexible                       --                --                --             --        10,529,295
                  Opportunities Fund
                  Class Y
  772,756       Pioneer Fund Class Y                   --        (1,695,075)          762,552         25,456        23,847,242
 1,162,398      Pioneer Fundamental                    --         3,873,801           174,967         31,853        27,699,944
                  Growth Fund Class K
 3,575,749      Pioneer Global Equity              32,085        10,528,198           896,471        317,175        61,324,095
                  Fund Class K
  329,310       Pioneer Global High                    --            62,892                --         72,886         2,957,206
                 Yield Fund Class Y
   12,639       Pioneer High Yield Fund                --            48,484                --             29           123,607
                  Class Y
 3,496,168      Pioneer International             122,539        27,085,527                --        611,196        90,236,099
                  Equity Fund Class Y
 1,123,517      Pioneer Mid Cap Value                 394           786,934           447,973         48,272        29,335,029
                  Fund Class K
 1,711,491      Pioneer Multi-Asset                    --                --                --             --        20,948,650
                  Income Fund Class K
 2,006,000      Pioneer Multi-Asset                    --                --                --             --        19,999,820
                  Ultrashort Income Fund
                  Class K
 4,889,960      Pioneer Strategic Income               --            15,050                --        422,848        52,762,669
                  Fund Class K
------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS IN
                AFFILIATED ISSUERS
                (Cost $390,082,309)              $154,857       $50,315,890     $    3,704,185    $2,051,975     $ 455,360,006
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
                UNAFFILIATED ISSUERS -- 7.8%
                MUTUAL FUNDS -- 7.8%
1,245,150       Doubleline Total Return Bond Fund Class I             $  13,086,527
  396,219       JOHCM Asia Ex-Japan Equity Fund Class IS                  5,325,184
  240,697       Metropolitan West Total Return Bond Fund Class I          2,534,539
  823,733       MFS Total Return Bond Fund Class I                        8,739,807
  226,400       Oak Ridge Small Cap Growth Fund Class K                   3,932,568
  756,003       Western Asset Core Plus Bond Fund Class IS                8,860,355
------------------------------------------------------------------------------------
                TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
                (Cost $46,485,435)                                    $  42,478,980
------------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- 9.2%                  $  50,616,244
------------------------------------------------------------------------------------
                NET ASSETS -- 100.0%                                  $ 548,455,230
====================================================================================

* Affiliated funds managed by Amundi Pioneer Asset Management, Inc.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                           Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities       $        --        $ 3,600,202
Other Long-term Securities                 $70,644,614        $85,667,069

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended January 31, 2018, the Fund did not engage in cross trade activity-.

At January 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $437,341,523 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                              $ 68,901,888

   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                (8,404,425)
                                                                            ------------
   Net unrealized appreciation                                              $ 60,497,463
                                                                            ============

The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 -- quoted prices in active markets for identical securities.

   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2018, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                   Level 1            Level 2       Level 3      Total
--------------------------------------------------------------------------------
Mutual Funds       $497,838,986       $ --          $ --         $497,838,986
--------------------------------------------------------------------------------
Total              $497,838,986       $ --          $ --         $497,838,986
===============================================================================

During the six months ended January 31, 2018, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

Statements of Assets and Liabilities | 1/31/18 (unaudited)
ASSETS:
  Investments in securities of affiliated funds, at value (cost $ 390,082,309)        $455,360,006
  Investments in securities of unaffiliated funds, at value (cost $46,485,435)          42,478,980
  Cash                                                                                  47,851,735
  Receivables --
     Investment securities sold                                                         54,239,724
     Dividends                                                                             301,542
  Due from the Adviser                                                                          80
---------------------------------------------------------------------------------------------------
       Total assets                                                                   $600,232,067
---------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables for:
     Investment securities purchased                                                    51,477,765
     Fund shares repurchased                                                                67,808
     Trustees' fees                                                                          1,040
  Due to affiliates                                                                         20,182
  Due to custodian                                                                           1,997
  Accrued expenses and other liabilities                                                   208,045
---------------------------------------------------------------------------------------------------
       Total liabilities                                                              $ 51,776,837
---------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                     $482,188,012
  Distributions in excess of net investment income                                        (314,377)
  Accumulated net realized gain on investments                                           5,310,364
  Net unrealized appreciation on investments                                            61,271,231
---------------------------------------------------------------------------------------------------
       Net assets                                                                     $548,455,230
---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (Unlimited number of shares authorized)
  Class A (based on $416,448,045/33,371,287 shares)                                   $      12.48
  Class C (based on $129,667,482/11,292,186 shares)                                   $      11.48
  Class R (based on $463,975/37,386 shares)                                           $      12.41
  Class Y (based on $1,875,728/148,325 shares)                                        $      12.65
MAXIMUM OFFERING PRICE:
  Class A (12.48 (divided by) 94.25)                                                  $      13.24
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 25

Statements of Operations (unaudited)

For the Six Months Ended 1/31/18


INVESTMENT INCOME:
  Dividend income from underlying affiliated funds           $ 2,051,975
  Dividend income from underlying unaffiliated funds             495,462
  Interest                                                        67,236
-------------------------------------------------------------------------
       Total Investment Income                               $ 2,614,673
-------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $   105,618
  Administrative expense                                          41,798
  Transfer agent fees
     Class A                                                      43,654
     Class C                                                      11,973
     Class R                                                          73
     Class Y                                                         499
  Distribution fees
     Class A                                                     150,207
     Class C                                                     252,249
     Class R                                                         112
  Shareholder communications expense                              20,600
  Custodian fees                                                  22,680
  Registration fees                                               47,740
  Professional fees                                               39,662
  Printing expense                                                 1,490
  Pricing fees                                                     1,344
  Trustees' fees                                                   4,565
  Insurance expense                                                1,997
  Interest expense                                                 3,061
  Miscellaneous                                                   39,544
-------------------------------------------------------------------------
     Total expenses                                          $   788,866
     Less fees waived and expenses reimbursed
       by the Adviser                                        $      (108)
-------------------------------------------------------------------------
     Net expenses                                            $   788,758
-------------------------------------------------------------------------
       Net investment income                                 $ 1,825,915
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

For the Six Months Ended 1/31/18

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Underlying affiliated funds                                        $    154,857
     Underlying unaffiliated funds                                         8,012,939
     Capital gain on distributions from underlying affiliated issuers      3,704,185
     Capital gain on distributions from underlying unaffiliated issuers      345,371
     Futures contracts                                                       (40,519)
     Swap contracts                                                          (92,107)
     Written options                                                           9,940
     Forward foreign currency contracts                                     (833,464)
     Other assets and liabilities denominated in foreign currencies         (104,257)
-------------------------------------------------------------------------------------
                                                                        $ 11,156,945
-------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Underlying affiliated funds                                        $ 50,315,890
     Underlying unaffiliated funds                                        (4,900,524)
     Futures contracts                                                        22,799
     Swap contracts                                                           86,792
     Forward foreign currency contracts                                      503,032
     Other assets and liabilities denominated in foreign currencies            7,442
-------------------------------------------------------------------------------------
                                                                        $ 46,035,431
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                $ 57,192,376
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                  $ 59,018,291
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 27

Statements of Changes in Net Assets (unaudited)

-------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended            Year
                                                          1/31/18          Ended
                                                          (unaudited)      7/31/17
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                              $     1,825,915  $     2,244,602
Net realized gain (loss) on investments                        11,156,945       (1,174,516)
Change in net unrealized appreciation (depreciation)
  on investments                                               46,035,431        9,956,749
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                         $    59,018,291  $    11,026,835
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.22 and $0.24, respectively)                 $    (2,088,405) $    (2,480,991)
  Class C ($0.14 and $0.16, respectively)                        (598,301)        (853,099)
  Class R ($0.21 and $0.23, respectively)                            (584)            (382)
  Class Y ($0.25 and $0.27, respectively)                         (12,552)         (20,656)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                   $    (2,699,842) $    (3,355,128)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales or exchange of shares             $    12,036,682  $    22,714,830
Shares issued in reorganization*                              384,986,563               --
Reinvestment of distributions                                   2,600,109        3,207,879
Cost of shares repurchased                                    (72,020,355)     (55,233,494)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                327,602,999      (29,310,785)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                $   383,921,448  $   (21,639,078)
NET ASSETS:
Beginning of period                                           164,533,782      186,172,860
-------------------------------------------------------------------------------------------
End of period                                             $   548,455,230  $   164,533,782
-------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment
  income, end of period                                   $      (314,377) $       559,550
-------------------------------------------------------------------------------------------

* See Notes to Financial Statements (Note 8).

The accompanying notes are an integral part of these financial statements.

28 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

------------------------------------------------------------------------------------------------------
                                  Six Months      Six Months
                                  Ended           Ended
                                  1/31/18         1/31/18              Year Ended      Year Ended
                                  Shares          Amount               7/31/17         7/31/17
                                  (unaudited)     (unaudited)          Shares          Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                          551,379      $    6,761,698        1,036,619      $   11,837,739
Shares issued in
  reorganization*                 23,831,150         301,225,732               --                  --
Reinvestment of distributions        167,680           2,050,726          221,988           2,448,547
Less shares repurchased             (808,505)        (50,228,884)      (2,695,716)        (30,690,063)
------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                23,741,704      $  259,809,272       (1,437,109)     $  (16,403,777)
------------------------------------------------------------------------------------------------------
Class C
Shares sold                          434,566      $    4,901,420          977,713      $   10,240,742
Shares issued in
  reorganization*                  7,074,294          82,274,035               --                  --
Reinvestment of distributions         48,099             541,592           72,790             741,003
Less shares repurchased             (775,327)        (21,308,616)      (2,234,082)        (23,459,634)
------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                 6,781,632      $   66,408,431       (1,183,579)     $  (12,477,889)
------------------------------------------------------------------------------------------------------
Class R
Shares sold                           27,253      $      339,721            1,293      $       14,650
Shares issued in
  reorganization*                     13,344             167,732               --                  --
Reinvestment of distributions             35                 423               18                 201
Less shares repurchased               (5,836)            (96,903)              (3)                (40)
------------------------------------------------------------------------------------------------------
     Net increase                     34,796      $      410,973            1,308      $       14,811
------------------------------------------------------------------------------------------------------
Class Y
Shares sold                            2,698      $       33,843           53,810      $      621,699
Shares issued in
  reorganization*                    102,971           1,319,064               --                  --
Reinvestment of distributions            595               7,368            1,623              18,128
Less shares repurchased              (15,842)           (385,952)         (93,660)         (1,083,757)
------------------------------------------------------------------------------------------------------
     Net increase (decrease)          90,422      $      974,323          (38,227)     $     (443,930)
------------------------------------------------------------------------------------------------------
* See Notes to Financial Statements (Note 8).

The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 29

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year       Year         Year        Year       Year
                                                               1/31/18      Ended      Ended        Ended       Ended      Ended
                                                               (unaudited)  7/31/17    7/31/16*     7/31/15*    7/31/14*   7/31/13
------------------------------------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                          $  11.89     $  11.35   $  12.78     $  12.73    $  11.72   $  10.46
------------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (a)                                   $   0.14     $   0.17   $   0.20     $   0.29    $   0.19   $   0.21
   Net realized and unrealized gain (loss) on investments          0.67         0.61      (0.50)        0.12        1.03       1.27
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations            $   0.81     $   0.78   $  (0.30)    $   0.41    $   1.22   $   1.48
------------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                       $  (0.22)    $  (0.24)  $  (0.27)    $  (0.36)   $  (0.21)  $  (0.22)
   Net realized gain                                                 --           --      (0.86)          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareowners                            $  (0.22)    $  (0.24)  $  (1.13)    $  (0.36)   $  (0.21)  $  (0.22)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                    $   0.59     $   0.54   $  (1.43)    $   0.05    $   1.01   $   1.26
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $  12.48     $  11.89   $  11.35     $  12.78    $  12.73   $  11.72
------------------------------------------------------------------------------------------------------------------------------------
 Total return (b)                                                  6.87%(c)     7.04%     (2.11)%       3.33%      10.48%     14.32%
 Ratio of net expenses to average net assets+                      0.69%(d)     0.68%      0.67%        0.66%       0.64%      0.66%
 Ratio of net investment income to average net assets+             2.23%(d)     1.51%      1.77%        2.25%       1.57%      1.85%
 Portfolio turnover rate                                             34%(c)       27%        16%          89%         10%         9%
 Net assets, end of period (in thousands)                      $416,448     $114,528   $125,608     $140,863    $136,511   $128,425
 Ratios with no waivers of fees and assumption of expenses by the Adviser, and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.69%(d)     0.68%      0.67%        0.66%       0.64%      0.66%
   Net investment income to average net assets                     2.23%(d)     1.51%      1.77%        2.25%       1.57%      1.85%
------------------------------------------------------------------------------------------------------------------------------------

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a)  Calculated using average shares outstanding for the period.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

-------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year      Year       Year       Year
                                                              1/31/18      Ended      Ended     Ended      Ended      Ended
                                                              (unaudited)  7/31/17    7/31/16*  7/31/15*   7/31/14*   7/31/13
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  10.92     $  10.44   $  11.84  $  11.82   $  10.92   $   9.77
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (a)                                   $   0.10     $   0.09   $   0.12  $   0.17   $   0.09   $   0.12
  Net realized and unrealized gain (loss) on investments          0.60         0.55      (0.47)     0.14       0.96       1.19
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.70     $   0.64   $  (0.35) $   0.31   $   1.05   $   1.31
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.14)    $  (0.16)  $  (0.19) $  (0.29)  $  (0.15)  $  (0.16)
  Net realized gain                                                 --           --      (0.86)       --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                            $  (0.14)    $  (0.16)  $  (1.05) $  (0.29)  $  (0.15)  $  (0.16)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.56     $   0.48   $  (1.40) $   0.02   $   0.90   $   1.15
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.48     $  10.92   $  10.44  $  11.84   $  11.82   $  10.92
-------------------------------------------------------------------------------------------------------------------------------
Total return (b)                                                  6.43%(c)     6.26%     (2.81)%    2.64%      9.70%     13.56%
Ratio of net expenses to average net assets+                      1.39%(d)     1.38%      1.37%     1.35%      1.33%      1.34%
Ratio of net investment income to average net assets+             1.66%(d)     0.84%      1.10%     1.44%      0.81%      1.15%
Portfolio turnover rate                                             34%(c)       27%        16%       89%        10%         9%
Net assets, end of period (in thousands)                      $129,667     $ 49,277   $ 59,444  $ 74,720   $ 75,377   $ 64,989
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            1.39%(d)     1.38%      1.37%     1.35%      1.33%      1.34%
  Net investment income to average net assets                     1.66%(d)     0.84%      1.10%     1.44%      1.44%      1.15%
-------------------------------------------------------------------------------------------------------------------------------

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a)  Calculated using average shares outstanding for the period.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.


The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 31

Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year
                                                              1/31/18      Ended      Ended      7/1/15 to
                                                              (unaudited)  7/31/17    7/31/16*   7/31/15*
---------------------------------------------------------------------------------------------------------------
 Class R
 Net asset value, beginning of period                         $  11.83     $  11.30   $  12.78   $  12.74
---------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (a)                                  $   0.03     $   0.11   $   0.15   $   0.01
   Net realized and unrealized gain (loss) on investments         0.76         0.65      (0.47)      0.03
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $   0.79     $   0.76   $  (0.32)  $   0.04
---------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                      $  (0.21)    $  (0.23)  $  (0.30)  $     --
   Net realized gain                                                --           --      (0.86)        --
---------------------------------------------------------------------------------------------------------------
 Total distributions to shareowners                           $  (0.21)    $  (0.23)  $  (1.16)  $     --
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $   0.58     $   0.53   $  (1.48)  $   0.04
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $  12.41     $  11.83   $  11.30   $  12.78
---------------------------------------------------------------------------------------------------------------
 Total return (b)                                                 6.68%(c)     6.89%     (2.34)%      0.31%(c)
 Ratio of net expenses to average net assets+                     0.83%(d)     0.90%      0.90%      0.93%(d)
 Ratio of net investment income to average net assets+            0.36%(d)     0.98%      1.28%      0.66%(d)
 Portfolio turnover rate                                            34%(c)       27%        16%        89%
 Net assets, end of period (in thousands)                     $    464     $     31   $     14   $     10
 Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.26%(d)     1.38%      1.58%      1.00%(d)
   Net investment income to average net assets                   (0.07)%(d)    0.50%      0.60%      0.58%(d)
---------------------------------------------------------------------------------------------------------------

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a)  Calculated using average shares outstanding for the period.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.


The accompanying notes are an integral part of these financial statements.

32 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year       Year
                                                             1/31/18      Ended      Ended      Ended      Ended      Ended
                                                             (unaudited)  7/31/17    7/31/16*   7/31/15*   7/31/14*   7/31/13
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  12.06     $  11.51   $  12.94   $  12.88   $  11.86   $  10.58
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (a)                                  $   0.16     $   0.19   $   0.26   $   0.37   $   0.23   $   0.25
  Net realized and unrealized gain (loss) on investments         0.68         0.63      (0.53)      0.09       1.03       1.28
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.84     $   0.82   $  (0.27)  $   0.46   $   1.26   $   1.53
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.25)    $  (0.27)  $  (0.30)  $  (0.40)  $  (0.24)  $  (0.25)
  Net realized gain                                                --           --      (0.86)        --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                           $  (0.25)    $  (0.27)  $  (1.16)  $  (0.40)  $  (0.24)  $  (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.59     $   0.55   $  (1.43)  $   0.06   $   1.02   $   1.28
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.65     $  12.06   $  11.51   $  12.94   $  12.88   $  11.86
-------------------------------------------------------------------------------------------------------------------------------
Total return (b)                                                 6.98%(c)     7.33%     (1.85)%     3.63%     10.68%     14.68%
Ratio of net expenses to average net assets+                     0.51%(d)     0.47%      0.40%      0.36%      0.40%      0.36%
Ratio of net investment income to average net assets+            2.48%(d)     1.67%      2.22%      2.92%      1.88%      2.26%
Portfolio turnover rate                                            34%(c)       27%        16%        89%        10%         9%
Net assets, end of period (in thousands)                     $  1,876     $    698   $  1,107   $  1,165   $  3,239   $  4,134
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           0.51%(d)     0.47%      0.40%      0.36%      0.40%      0.36%
  Net investment income to average net assets                    2.48%(d)     1.67%      2.22%      2.92%      1.88%      2.26%
-------------------------------------------------------------------------------------------------------------------------------

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a)  Calculated using average shares outstanding for the period.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.


The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 33

Notes to Financial Statements | 1/31/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Solutions -- Balanced Fund (the "Fund" is the sole series of Pioneer Asset Allocation Trust (the "Trust") a Delaware statutory trust. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.

The Fund is a "fund of funds". The Fund seeks to achieve its investment objective by investing primarily in other funds ("underlying funds"). The Fund may also invest directly in securities and use derivatives. The Fund invests mainly in funds managed by Amundi Pioneer Asset Management, Inc. The Fund may also invest in unaffiliated mutual funds or exchange-traded funds (ETFs). The Fund indirectly pay a portion of the expenses incurred by underlying funds. Consequently, an investment in the Fund entails more direct and indirect expenses than direct investment in the applicable underlying funds.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's

34 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc (the "Distributor").

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of these financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 35

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of Fund's securities may differ significantly from exchange prices and such differences could be material.

36 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

     At January 31, 2018, the Fund held no securities valued using fair value methods (other than to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income and realized capital gain distributions from investment company shares held are recorded on the ex-dividend date. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund record realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.


             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 37

     During the six months ended January 31, 2018, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

     The average value of contracts open during the six months ended January 31, 2018, was $52,906,699.

     At January 31, 2018, the Fund had no open forward foreign currency contracts.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At July 31, 2017, the Fund was permitted to carry forward $4,426,631 of short-term capital losses and $353,901 of long-term capital losses without limitations.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2017 were as follows:

                                             2017
----------------------------------------------------
----------------------------------------------------
Distributions paid from:
Ordinary income                          $3,335,128
----------------------------------------------------
    Total                                $3,335,128
----------------------------------------------------

38 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

     The following table shows the components of distributable earnings on a federal income tax basis at July 31, 2017:

     Distributable earnings:
     Undistributed ordinary income          $    69,192
     Capital loss carryforward               (4,780,532)
     Unrealized appreciation/(depreciation)  14,660,109
     ---------------------------------------------------
         Total                              $ 9,948,769
     ---------------------------------------------------

     The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.

F.   Fund Shares

     The Fund record sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $6,932 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2018.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of Fund, respectively (see Note
     4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the class of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have


     Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 39 experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively. The Funds' prospectus contains unaudited information regarding the Funds' principal risks. Please refer to that document when considering the Funds' principal risks.

I.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral, if any, at January 31, 2018 is recorded within "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realize a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Future contracts are subject to market risk, interest risk and currency risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended January 31, 2018, was $(21,208,784).

     At January 31, 2018, the Fund had no open future contracts.

40 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

J.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receive a premium and become obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Fund write an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Written call and put option contracts outstanding at period end, if any, are listed at the end of Fund's Schedule of Investments. The average value of written option contracts open during the six months ended January 31, 2018 was $(1,729).

     At January 31, 2018, the Fund had no outstanding written options.

K.   Purchased Options

     The Fund may purchase put and call options to seek increased total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statements of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statements of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the


             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 41 exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     Purchased option contracts outstanding at period end, if any, are listed at the end of Fund's Schedule of Investments. The average value of purchased options open during the during the six months ended January 31, 2018 was $11,286.

     At January 31, 2018, the Fund had no outstanding purchased options.

L.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statements of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "swap contracts, at value" line item in the Statements of Assets and Liabilities. Payments received or made as a result of a credit event or upon

42 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statements of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contracts, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statements of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement, if any, is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" in the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral, if any, is recorded as "Swaps collateral" in the Statement of Assets and Liabilities.

     During six months ended January 31, 2018, the Fund had no open credit default swap contracts.

M.   Inflation Rate Swap Contracts

     The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap contract, the Fund negotiate with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

     Inflation rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "swap contracts, at value" line item in the Statements of Assets and Liabilities. Inflation rate swaps are normally issued on a zero coupon basis

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 43 where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Inflation rate swap contracts are subject to movements in interest rates.

     During six months ended January 31, 2018, the Fund had no open inflation rate swap contracts.

N.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance their income. Pursuant to the interest rate swap contract, the Fund negotiate with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "swap contracts, at value" line item in the Statements of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement, if any, is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" in the Statement of Assets and Liabilities.

     The average value of interest rate swap contracts open during the six months ended January 31, 2018 was $(53,728).

     At January 31, 2018, the Fund had no open interest rate swap contract.

44 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

2. Management Agreement

The Adviser manages the Fund's portfolios. Effective January 26, 2018, the Fund does not pay a direct management fee to the Adviser. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The Fund invests primarily in funds managed by the Adviser.

Prior to January 26, 2018, the Management fee for the Fund was calculated daily at an annual rate equal to 0.13% of the Fund's average daily net assets up to $2.5 billion; 0.11% of the Fund's average daily net assets over $2.5 billion up to $4 billion; 0.10% of the Fund's average daily net assets over $4 billion up to $5.5 billion; and 0.08% of the Fund's average daily net assets over $5.5 billion.

For the six months ended January 31, 2018, the effective management fee for Fund was equivalent to 0.12% (Annualized) of the Fund's average daily net assets. Fees waived and expenses reimbursed during the six months ended January 31, 2018 are reflected in the Statements of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities is $790 payable to the Adviser at January 31, 2018.

The Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than underlying fund fees and expenses to 0.70%, 1.45% and 0.90% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. Effective January 26, 2018, the Adviser agreed to further limited the ordinary operating expenses of Class R shares to 0.78% of the average daily net assets. These expense limitations are in effect through December 1, 2019. There can be no assurance that the Adviser, will extend the expense limitation agreement for a class of shares beyond the date referred to above.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Funds' omnibus relationship contracts.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 45

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities, such as proxy and statement mailings, outgoing phone calls. For the six months ended January 31, 2018, such out-of-pocket expenses by class of shares were as follows:

---------------------------------
Shareowner Communications
---------------------------------
Class A                   $16,153
Class C                     4,383
Class R                        31
Class Y                        33
---------------------------------
 Total                    $20,600
---------------------------------

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A and Class C shares. Pursuant to the Plan, Fund the Distributor, 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with respect to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor, 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities is $19,392 in distribution fees payable to the Distributor, at January 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a distribution fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor.

46 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

For the six months ended January 31, 2018, CDSCs in the amount of $41,967 were paid to the Distributor.

5. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all their derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to their counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collaterals pledged for the benefit of the Fund and/or counterparty are held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statements of Assets and Liabilities as "swap collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedules of Investments.

At January 31, 2018, the Fund had no financial instruments subject to master netting agreements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 47

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

At January 31, 2018, the Fund had no open derivative instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2018 was as follows:

Statement of Operations
--------------------------------------------------------------------------------------------------
                                                         Foreign
                             Interest        Credit      Exchange         Equity        Commodity
                             Rate Risk       Risk        Risk             Risk          Risk
--------------------------------------------------------------------------------------------------
Net realized gain (loss):
 Futures contracts           $   (81,062)    $  --       $       --       $ 40,543      $  --
 Swap contracts                  (92,107)       --               --             --         --
 Written options                      --        --               --          9,940         --
 Forward foreign
  currency contracts                  --        --         (833,464)            --         --

--------------------------------------------------------------------------------------------------
 Total Value                 $  (173,169)    $  --       $ (833,464)      $ 50,483      $  --
--------------------------------------------------------------------------------------------------
Change in net
 unrealized appreciation
 (depreciation) on:
 Futures contracts           $   (72,638)    $  --       $       --       $ 95,437      $  --
 Swap contracts                   86,792        --               --             --         --
 Forward foreign
  currency contracts                  --        --          503,032             --         --
--------------------------------------------------------------------------------------------------
 Total Value                 $    14,154     $  --       $  503,032       $ 95,437      $  --
--------------------------------------------------------------------------------------------------

48 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

7. Transactions in Underlying Funds

An affiliated issuer may be considered one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, Fund assumes the following to be affiliated issuers:

-----------------------------------------------------------------------------------------------
                                    Beginning     Acquisitions    Dispositions      Ending
Underlying Funds (Affiliated)       Shares        Shares          Shares            Shares
-----------------------------------------------------------------------------------------------
Pioneer Bond Fund Class K           1,505,215        3,464,246         (93,086)      4,876,375
Pioneer Core Equity Fund Class Y      195,351        1,021,087              --       1,216,438
Pioneer Disciplined Value Fund
 Class Y                              491,134        1,749,215          (9,570)      2,230,779
Pioneer Dynamic Credit Fund
 Class Y                              491,341               --         (25,851)        465,490
Pioneer Flexible Opportunity
 Fund Class Y                              --          732,218              --         732,218
Pioneer Fund Class Y                  130,055          642,701              --         772,756
Pioneer Fundamental Growth
 Fund Class K                         173,510          988,888              --       1,162,398
Pioneer Global Equity Fund
 Class K                            1,078,851        2,506,740          (9,842)      3,575,749
Pioneer Global High Yield
 Fund Class Y                         312,079           17,231              --         329,310
Pioneer High Yield Fund Class Y             1           12,638              --          12,639
Pioneer International Equity
  Fund Class Y                      1,172,294        2,358,211         (34,337)      3,496,168
Pioneer Mid Cap Value Fund
 Class K                              228,181          901,902          (6,566)      1,123,517
Pioneer Multi-Asset Income
 Fund Class K                              --        1,711,491              --       1,711,491
Pioneer Multi-Asset Ultrashort
 Income Fund Class K                       --        2,006,000              --       2,006,000
Pioneer Strategic Income
 Fund Class K                       2,036,411        2,853,549              --       4,889,960
-----------------------------------------------------------------------------------------------

8. Reorganization Information

On January 26, 2018 ("Closing Date"), each of Pioneer Solutions --Conservative Fund ("Conservative Fund") and Pioneer Solutions -- Growth Fund ("Growth Fund") was reorganized into Balanced Fund. The purpose of these transactions was to combine three funds (managed by the Adviser) with similar investment objectives and strategies.

These tax-free reorganizations were accomplished by exchanging the assets and liabilities of each of Conservative Fund and Growth Fund for shares of Balanced Fund. Shareowners holding Class A, Class C, Class R and Class Y shares of Conservative Fund or Growth Fund received Class A, Class C, Class R and Class
Y shares of Balanced Fund, respectively, in the applicable reorganization. The investment portfolios of Conservative Fund and Growth

     Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 49

Fund, with aggregate values of $54,077,862 and $300,758,764, respectively and identified costs of $51,906,012 and $249,818,545, respectively at January 26, 2018, were the principal assets acquired by Balanced Fund.

For financial reporting purposes, assets received and shares issued by Balanced Fund were recorded at net asset value, however, the cost basis of the investments received from Conservative Fund and Growth Fund were carried forward to align ongoing reporting of Balanced Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The following charts show the details of the reorganizations as of the Closing
Date:

--------------------------------------------------------------------------------------------------------
                   Conservative Fund    Growth Fund          Balanced Fund         Balanced Fund
                   (Pre-Reorganization) (Pre-Reorganization) (Pre-Reorganization)  (Post-Reorganization)
--------------------------------------------------------------------------------------------------------
Net Assets
 Class A             $42,512,512          $258,713,220         $120,717,585         $421,943,317
 Class C              13,374,507            68,899,528           49,202,929          131,476,964
 Class R                 122,830                44,902               92,342              260,074
 Class Y                 282,732             1,036,332              665,782             1,984,846
-------------------------------------------------------------------------------------------------------
Total Net Assets     $56,292,581          $328,693,982         $170,678,638         $555,665,201
-------------------------------------------------------------------------------------------------------
Shares Outstanding
 Class A               3,963,344            18,570,366            9,550,718           32,084,428
 Class C               1,285,133             5,269,196            4,229,483           10,783,812
 Class R                  11,469                 3,247                7,345               22,061
 Class Y                  28,036                72,720               51,992              152,748

--------------------------------------------------------------------------------------------------------
                                                             Shares Issued          Shares Issued
                    Exchange Ratio      Exchange Ratio       in Reorganization of   in Reorganization of
                    Conservative Fund   Growth Fund          Conservative Fund      Growth Fund
--------------------------------------------------------------------------------------------------------
Class A             0.8486              1.1022               3,363,332              20,467,818
Class C             0.8948              1.1243               1,150,001               5,924,293
Class R             0.8520              1.1001                   9,772                  3,572
Class Y             0.7872              1.1125                  22,071                 80,900

                                                             Unrealized              Accumulated
                                                             Appreciation            Gain (Loss) on
                                                             on Closing Date         Closing Date
Balanced                                                     $22,087,752             $(5,549,376)
Conservative                                                 $ 2,171,849             $(1,460,953)
Growth                                                       $50,940,894             $ 9,588,903

50 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

Assuming the reorganizations had been completed on August 1, 2017, the beginning of the Fund's current fiscal period, the pro forma results of operations for the six months ended January 31, 2018, are as follows:

--------------------------------------------------------------------
Net Investment Income (Loss)                            $22,983,323
Net Realized and Unrealized Gains                        76,618,061
--------------------------------------------------------------------
Change in Net Assets Resulting from Operations          $99,601,384
--------------------------------------------------------------------

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of Balanced Fund that have been included in the Statements of Operations since the Reorganization was consummated.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 51

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended July 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended July 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries

52 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 53

Trustees, Officers and Service Providers

Trustees                        Officers
Thomas J. Perna, Chairman       Lisa M. Jones, President and
David R. Bock                     Chief Executive Officer
Benjamin M. Friedman            Mark E. Bradley, Treasurer and
Margaret B.W. Graham              Chief Financial Officer
Lisa M. Jones                   Christopher J. Kelley, Secretary and
Lorraine H. Monchak               Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

54 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

                          This page is for your notes.

     Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 55

                          This page is for your notes.

56 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

                          This page is for your notes.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 57

                          This page is for your notes.

58 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

                          This page is for your notes.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18 59

                          This page is for your notes.

60 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19016-12-0318


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Asset Allocation Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 27, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 27, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 27, 2018

* Print the name and title of each signing officer under his or her signature.